Exhibit 24.1

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of July 1999.



                             /s/ Neil A. Armstrong
                             Neil A. Armstrong

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of July 1999.



                             /s/ James K. Baker
                             James K. Baker

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of July 1999.



                             /s/ Michael G. Browning
                             Michael G. Browning

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15 day of July 1999.



                             /s/ Phillip R. Cox
                             Phillip R. Cox

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of July 1999.



                             /s/ Kenneth M. Duberstein
                             Kenneth M. Duberstein

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of July 1999.



                             /s/ Cheryl M. Foley
                             Cheryl M. Foley

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19 day of July 1999.



                             /s/ John a. Hillenbrand II
                             John A. Hillenbrand, II

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of July 1999.



                             /s/ George C. Juilfs
                             George C. Juilfs

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of July 1999.



                             /s/ Melvin Perelman
                             Melvin Perelman

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of July 1999.



                             /s/ Thomas E. Petry
                             Thomas E. Petry

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of July 1999.



                             /s/ Jackson H. Randolph
                             Jackson H. Randolph

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of July 1999.



                                  /s/ James E. Rogers
                   James E. Rogers

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15 day of July 1999.



                             /s/ Mary L. Schapiro
                                  Mary L. Schapiro

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8 day of July 1999.



                             /s/ John J. Schiff, Jr.
                             John J. Schiff, Jr.

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of July 1999.



                             /s/ Philip R. Sharp
                             Philip R. Sharp, Ph.D.

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of July 1999.



                             /s/ Dudley S. Taft
                                  Dudley S. Taft

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments and supplements thereto, for the registration of Common Stock to be offered pursuant to the terms of Cinergy Corp. Directors' Equity Compensation Plan and Cinergy Corp. Retirement Plan as Amended and Restated Effective January 1, 1999 (the "Plans"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of July 1999.



                             /s/ Oliver W. Waddell
                                  Oliver W. Waddell